UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2021.

SOLITARIO ZINC CORP.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction ofincorporation or organization)	001-32978 (CommissionFile Number)	84-1285791 (I.R.S. EmployerIdentification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Solitario Zinc Corp. (“Solitario”) held its Annual Meeting of Shareholders at which holders of 28,025,417 shares of common stock or 48% of the total outstanding shares eligible to vote as of the record date were present in person or by proxy. The three matters identified below were submitted to a vote of the shareholders. Each proposal is more fully described in Solitario’s definitive proxy statement filed with the Securities and Exchange Commission dated April 28, 2021.

1.
Election of Directors. Six directors were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified, with each director receiving the votes below:

Name	For	Against	Withheld	Broker Non-Votes
Brian Labadie	15,633,598	801,395	230,060	11,360,364
John Labate	15,759,540	717,578	187,935	11,360,364
James Hesketh	14,731,336	824,704	1,109,013	11,360,364
Christopher E. Herald	15,420,769	148,397	1,095,887	11,360,364
Gil Atzmon	14,738,201	819,712	1,107,139	11,360,364
Joshua D. Crumb	14,655,364	814,657	1,195,032	11,360,364

2.
Advisory Vote on Executive Compensation. The shareholders approved the compensation of Solitario’s named executive officers with 16,406,401 shares voting for (98.45% of shares voting), 258,651 shares voting against, and 11,360,364 broker non-votes.

“RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated April 28, 2021, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2021 annual meeting.”

3.
Appointment of Auditors. The appointment of Plante Moran PLLC as Solitario’s auditors for fiscal year 2021 was ratified with 27,893,479 shares voting for (99.53% of shares voting), 48,756 shares voting against, 83,181 shares voting to abstain, and no broker non-votes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solitario Zinc Corp.

June 10, 2021	By:	/s/ James R. Maronick
James R. Maronick
Chief Financial Officer